Filed pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

BLACKROCK TCP CAPITAL CORP. PRICES $150,000,000 OF 2.850% NOTES DUE 2026

SANTA MONICA, Calif., August 18, 2021 — BlackRock TCP Capital Corp. (NASDAQ: TCPC) (“TCPC” or the “Company”) announced today the pricing of $150,000,000 in aggregate principal amount of 2.850% notes due 2026 (the “Notes”). The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered and paid for on August 27, 2021.

The Notes bear interest at a rate of 2.850% per year, payable semiannually and will mature on February 9, 2026 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make whole” premium, if applicable. The Notes are a further issuance of the 2.850% notes due 2026 that the Company issued on February 9, 2021 in the aggregate principal amount of $175,000,000 (the “existing 2026 Notes”). The Notes will be treated as a single series with the existing 2026 Notes under the indenture and will have the same terms as the existing 2026 Notes. The Notes will have the same CUSIP number and will be fungible and rank equally with the existing 2026 Notes. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 2.850% notes due 2026 will be $325,000,000. The Notes will be direct unsecured obligations of the Company and rank equally in right of payment with all outstanding and future unsecured senior indebtedness issued by the Company. The Notes will be structurally subordinated to the debt of any of the Company’s subsidiaries and effectively subordinated to all of the Company’s outstanding and future secured indebtedness.

As previously announced, on August 18, 2021 the Company issued a notice of redemption for all of the $175,000,000 in aggregate principal amount of its issued and outstanding 4.125% notes due 2022 (the “2022 Notes”).  The Company intends to use the net proceeds from the offering of the Notes to fund a portion of the redemption price for the 2022 Notes.  In anticipation of such redemption, prior to the redemption date for the 2022 Notes, the Company intends to use the net proceeds from the offering of the Notes to repay amounts outstanding under its credit facilities (which then may be drawn upon at the redemption date for the 2022 Notes to fund a portion of the redemption price) and will invest the remaining net proceeds of the offering of the Notes primarily in cash, cash equivalents, U.S. Government securities and other high-quality short-term debt investments. The Company may also invest the net proceeds of this offering in accordance with its investment objective and/or use the net proceeds of the offering of the Notes for other general corporate purposes, including payment of operating expenses.

BofA Securities, Inc., Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc., are acting as joint book-running managers. Fifth Third Securities, Inc., ING Financial Markets LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and R. Seelaus & Co., LLC are acting as bookrunners.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated August 18, 2021 and the accompanying prospectus dated August 16, 2019, which have been filed with the SEC, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained for free when available by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus, when available if you request it by contacting BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling (866) 718-1649 or by emailing: prospectus@morganstanley.com; Morgan Stanley & Co. LLC, 180 Varick Street, New York, NY 10014, Attn: Prospectus Department; or SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, NY 10172, or by calling (888) 868-6856 or by emailing: prospectus@smbcnikko-si.com.

ABOUT BLACKROCK TCP CAPITAL CORP.

BlackRock TCP Capital Corp. (NASDAQ: TCPC) is a specialty finance company focused on direct lending to middle-market companies as well as small businesses. TCPC lends primarily to companies with established market positions, strong regional or national operations, differentiated products and services and sustainable competitive advantages, investing across industries in which it has significant knowledge and expertise. TCPC’s investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a wholly-owned, indirect subsidiary of BlackRock, Inc.

FORWARD-LOOKING STATEMENTS

Prospective investors considering an investment in BlackRock TCP Capital Corp. should consider the investment objectives, risks and expenses of the company carefully before investing. This information and other information about the company are available in the company’s filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual financial results could differ materially from those projected in this press release due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in this press release are included in the “Risk Factors” section of the company’s Form 10-K for the year ended December 31, 2020, the “Risks” section of the Company’s prospectus dated August 16, 2019 and its prospectus supplement dated August 18, 2021, and the company’s subsequent periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release and are subject to change without notice. The company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

SOURCE:

BlackRock TCP Capital Corp.

CONTACT

BlackRock TCP Capital Corp.
Katie McGlynn
310-566-1094
investor.relations@tcpcapital.com